Exhibit 10(m)

                   DELTA DENTAL PLAN

(A Not-for Profit Corporation Incorporated in California and a Member of the Delta Dental Plans Association)

Home Office: P.O. Box 7736, San Francisco, California 94
120
            (Herein referred to as "Delta")

              Group Numbers 5134 and 5135

IN  CONSIDERATION  of the application made  by  NORTHROP
GRUMMAN CORPORATION, referred to in this Contract as "Northrop Grumman Corporation" and IN CONSIDERATION of payment by Northrop Grumman Corporation as stated in
Article  3,  Delta agrees to administer the Benefits  in
Article 4 below for a period of three (3) years, beginning at 12:01 a.m., Standard Time, on July 1, 1995, and from year to year thereafter, unless this Contract is terminated in accordance with Article 9.

The following documents are attached to this Contract and made a part hereof:

Appendix A     Benefits
Appendix B     Dental Procedure Numbers
Appendix C     Orthodontic Benefits Rider

This Contract contains the following Articles:

Article 1           Definitions
Article 2           Eligibility
Article 3           Payments
Article 4            Benefits Provided; Limitations  and
               Exclusions
Article 5           Deductibles & Maximum Amounts
Article 6           Coordination of Benefits
Article 7            Conditions Under Which  Delta  Will
               Provide Benefits
Article 8           Other Delta Obligations
Article 9           Termination and Renewal
Article 10     Continued Coverage Option
Article 11     General Provisions
ARTICLE -- 1   DEFINITIONS

These terms, when used in this Contract, mean the following:

          1.1   "Attending Dentist's Statement"  is  the
          form  completed  by  the  Dentist  to  request
          Delta's   payment  for  dental   services   or
          predetermination    for    proposed     dental
          treatment.

          1.2 "Benefits" means those dental services which are available under the terms of this Contract as set out in Article 4.

          1.3   "Contract" means this agreement  between
          Delta   and   Northrop   Grumman   Corporation
          including   the  attached  appendices.    This
          Contract is the entire Contract between the parties.

          1.4    "Contract   Term"  means   the   period
          beginning on July 1, 1995 and ending on   June
          30, 1996, and each subsequent yearly period during which this Contract remains in effect.

          1.5 "Dentist" means a duly licensed Dentist legally entitled to practice dentistry when and where services are provided.

          1.6 "Eligible Dependent" means any of an employee's dependents who is eligible for Benefits under Article 2 of this Contract.

          1.7   "Eligible Employee" means  any  employee
          who  is eligible for Benefits under Article  2
          of this Contract.

          1.8 "Eligible Person" means an employee or a dependent who is eligible for Benefits under
          Article  2  of  this  Contract,  or  a  person
          ceasing to meet such conditions who chooses continued coverage as set out in Article 10, and for whom Delta receives the appropriate monthly payment set out in Article 3.

          1.9 "Eligibility Date" means the date an employee's eligibility for Benefits becomes effective under the terms of this Contract.

          1.10 "Fee Actually Charged" means the fee for a particular dental service or procedure which a Dentist submits to Delta on an Attending
          Dentist's Statement, less any portion of such fee which is discounted, waived, or rebated, or which the Dentist does not use good faith efforts to collect.

          1.11  "Participating Dentist" means a  Dentist
          who   has  signed  an  agreement  with  Delta,
          agreeing to provide services under the terms and conditions established by Delta.

          1.12 "Participating Plan" means Delta and  any
          other   member  of  the  Delta  Dental   Plans
          Association  with  which  Delta  contracts  to
          assist   it  in  administering  the   Benefits
          described in this Contract.

          1.13 "Patient Copayment" means the portion  of
          the  Dentist's fees or allowances charged  for
          Benefits   which  is  the  Eligible   Person's
          responsibility.

          1.14  "Prevailing Fee" is the fee for a Single
          Procedure which satisfies the majority of Dentists in California, as determined by Delta based upon confidential fee listings accepted by Delta from Participating Dentists.

          1.15  "Procedure Numbers" means the  Procedure
          Numbers shown on Appendix B.

          1.16   "Single  Procedure"  means   a   dental
          procedure listed in Appendix B to which Delta has assigned a separate Procedure Number, e.g., a three-surface amalgam restoration of a single permanent tooth (Procedure 02160) or a complete upper denture, including adjustments for a six month period following installation
          (Procedure 05110).

          1.17   For   a  Dentist  who  has   signed   a
          Participating Dentist Agreement with Delta, his or her "Usual, Customary, and Reasonable
          Fee" for any Single Procedure is the fee which the Dentist has filed with Delta and which Delta has accepted. For these Dentists, the words "Usual, Customary and Reasonable" mean the following:

                USUAL -- A usual fee is the amount which a Dentist regularly charges and receives for a given service. If the Dentist charges more than one fee for a given service, the "Usual" fee for that service is the lowest fee which the Dentist regularly charges or offers to patients.

                CUSTOMARY -- A fee is customary when it is within the range of usual fees charged and received for a particular service by Dentists of similar training in the same geographic area which Delta determines is statistically relevant.

                REASONABLE -- A fee is reasonable if it is "usual" and "customary", or if Delta agrees that a fee that falls above customary is justified by a superior level of care or by the extraordinary circumstances of the case in question.

          1.18 However, when a nonparticipating Dentist provides services to an Eligible Person, his or her "Usual, Customary, and Reasonable" fee is presumed to be the "Prevailing Fee" for that procedure.

ARTICLE  2 -- ELIGIBILITY

2.1  All  present and future regular Eligible  Employees
     of  Key  Executive Group and Supplemental Executive
     Plan  are eligible for this program.  Key Executive
     Group   shall  be  in  Group  #5134.   Supplemental
     Executive Plan shall be in Group #5135.

2.2  Enrollment   for  Eligible  Employees   and   their
     enrolled dependents will be effective beginning on July 1, 1995.

2.3 If both husband and wife are eligible, dependent children may qualify to be enrolled as the Eligible
     Dependents of only one of such Eligible Employees.

2.4  Eligible   Employees  who  elect   family   medical
     coverage  may  only elect family  dental  coverage.
     Eligible   Employees  who  elect   single   medical
     coverage may only elect single dental coverage.

2.5  Eligible Dependents are the employee's legal spouse
     and  unmarried  dependent children  from  birth  to
     age  19,  or  to  age 25 if enrolled  as  full-time
     students  in  an  accredited  school,  college,  or
     university.     Children   include   step-children,
     adopted children, children placed for adoption  and
     foster  children,  provided they  depend  upon  the
     employee   for   support  and   maintenance.    The
     dependents  of  Eligible Employees become  Eligible
     Dependents  on the same date that the  employee  of
     whom  they  are  a  dependent becomes  an  Eligible
     Employee.     Later-acquired   dependents    become
     Eligible   Dependents  as  soon  as  they   acquire
     dependent status.

2.6  An  unmarried  child, 19 years old  or  older,  may
     continue  to  be an Eligible Dependent even  though
     not  enrolled as a full-time student  if  they  are
     incapable  of  self-support  because  of   physical
     handicap  or mental incapacity if that handicap  or
     incapacity began before they reached age 19 and  if
     they   are  chiefly  dependent  upon  the  Eligible
     Employee  for  support and maintenance.   Proof  of
     such handicap or incapacity and dependency must  be
     submitted within thirty-one (31) days after request
     for   such  proof  from  either  Northrop   Grumman
     Corporation or Delta, and subsequently  as  may  be
     required by either Northrop Grumman Corporation  or
     Delta.    Neither   Delta  nor   Northrop   Grumman
     Corporation will request such proof more frequently than annually after the child in question has reached age 21.

2.7  Dependents in military service are not eligible.

2.8 Every employee and dependent meeting the preceding conditions of eligibility is an Eligible Person.
     However, Delta will not provide Benefits for any employee or his or her dependents unless (1) the employee is included on the list of Eligible
     Employees submitted as required by this Article (or any revision or correction of such a list), and
     (2) the appropriate monthly payment is made as required by Article 3 of this Contract, for the months in which Delta provides covered dental services.

2.9  Northrop  Grumman Corporation agrees to enroll  all
     of  its  "Eligible Persons" in this  program.   All
     employees  of Northrop Grumman Corporation  meeting
     the  eligibility requirements of this  Article  are
     "Eligible  Employees"  under  this  program  unless
     Northrop  Grumman Corporation offers  one  or  more
     alternate  programs of dental  coverage.   In  that
     event,  Eligible  Employees  will  continue  to  be
     eligible  under  this program unless  they  file  a
     choice   card  with  Northrop  Grumman  Corporation
     electing  an  alternate  program  during  an   open
     enrollment  period  agreed upon between  Delta  and
     Northrop  Grumman  Corporation.  Northrop   Grumman
     Corporation agrees to bear the entire expense of Dues payments for employees who continue to be Eligible Persons under this program.

2.10 On  or  prior  to  the first day  of  every  month,
     commencing  on  July  1,  1995,  Northrop   Grumman
     Corporation will compile and furnish Delta with a list of all Eligible Employees, showing their federally-assigned Social Security numbers, the dates of hire, and, if applicable, the location code. Northrop Grumman Corporation also agrees to include in the list all persons electing continued coverage under Article 10, showing their federally-assigned Social Security numbers and dates of election.

2.11 Northrop  Grumman Corporation will offer  continued
     coverage  to employees who are laid off from  work.
     These employees will have coverage until the end of
     the  month  plus sixty (60) days.  These  employees
     will  be  terminated and a weekly  report  will  be
     issued   listing   who  are  eligible   and   their
     reinstatement date and new termination  date  after
     sixty (60) days.  This is only for employees who do
     not  have other group medical coverage.  Therefore,
     not  all terminated and/or laid off employees would
     be  eligible.   Employees on a medical  leave  will
     continue  coverage for two (2) years provided  they
     pay any required payroll deductions.  Employees  on
     personal or educational leave can continue coverage
     for  one (1) month.  Employees on family leave  can
     continue  coverage for four (4) months.   Employees
     on military leave for six (6) months or less can continue coverage. If the employee is called to active military duty, the dental coverage will stop, but the dependent coverage continues for twelve (12) months, provided the employees pays for any required payroll deductions.

2.12 An employee's eligibility ends on the day full-time
     service   ends,  unless  they  choose  to  continue
     coverage   under   Article   10.    A   dependent's
     eligibility   ends   along   with   the    Eligible
     Employee's, or sooner if the dependent loses his or
     her dependent status, unless continued coverage  is
     chosen  in a timely fashion by or on behalf of  the
     dependent(s)  under  Article 10.   Eligibility  for
     such  continued  coverage  will  continue  for  the
     period  required  by  the Option.   In  any  event,
     eligibility ends immediately when this Contract ends.

2.13 Northrop  Grumman  Corporation  agrees  to   permit
     Delta,   by   its  auditors  or  other   authorized
     representatives,  on  reasonable  advance   written
     notice,  to  inspect Northrop Grumman Corporation's
     records in order to verify the accuracy of lists of
     Eligible  Employees  prepared by  Northrop  Grumman
     Corporation  and submitted to Delta and  to  verify
     Northrop  Grumman  Corporation's  compliance   with
     Article 3 of this Contract.
ARTICLE 3 -- DUES PAYMENTS

3.1  Northrop  Grumman  Corporation agrees  to  pay  the
     following  monthly Dues to Delta,  at  the  address
     shown  on the first page of this Contract, for  all
     of  Northrop  Grumman Corporation's  employees  and
     their   dependents   who  are  enrolled   "Eligible
     Persons"  as  set  forth  in  Article  2  of   this
     Contract:
     Effective  July 1, 1995 through December  31,  1995
     for Group #5134:
     $86.17 for each Eligible Employee.
     Effective  July 1, 1995 through December  31,  1995
     for Group #5135:
     $18.90 for each employee with no dependents; $41.19
     for each employee with one or more dependents.
     Effective January 1, 1996 through June 30, 1997 for
     Group #5134:
     $93.61 for each Eligible Employee.
     Delta shall use the plus stabilization to subsidize
     the  sum of $7.79 for each Eligible Employee for  a
     total rate of $101.40 for each Eligible Employee.
     Effective January 1, 1996 through June 30, 1997 for
     Group #5135:
     $20.53 for each employee with no dependents; $44.75
     for each employee with one or more dependents.
     Delta shall use the plus stabilization to subsidize
     the  sum  of  $1.71  for  each  employee  with   no
     dependents for a total rate of $22.24 for each employee with no dependents; the sum of $3.72 for each employee with one or more dependents for a total rate of $48.47 for each employee with one or more dependents.

     Northrop Grumman Corporation agrees to bear the cost of such Dues without withholding or otherwise charging Eligible Employees for their coverage.

3.2  The   Dues   for  each  person  electing  continued
     coverage  under  the Continued Coverage  Option  in
     Article 10 for himself or herself only will be  the
     same  as for a single Eligible Employee.  The  Dues
     for a person who also elects continued coverage for
     his  or  her dependents will be the same as for  an
     Eligible   Employee  with  the   same   number   of
     dependents.    Northrop  Grumman  Corporation   may
     charge  persons choosing coverage under Article  10
     such amounts as are permitted by law.

3.3  In  addition  to the amounts, if any,  which  Delta
     withholds from payments to Dentists as provided  in
     Delta   Participating  Dentists   Rules,   Northrop
     Grumman Corporation authorizes Delta to deduct from each of its monthly payments to Delta 8.22% as compensation for Delta's administration of this dental program.

3.4  After the end of each Contract Term, the excess, if
     any,  of  the  total monthly Dues paid by  Northrop
     Grumman  Corporation since July 1,  1995  over  the
     amounts  paid or otherwise discharged by Delta  for
     Benefits since that date (plus the compensation for
     administration   deducted   under   the   preceding
     paragraph), less a reasonable reserve for  incurred
     but  unreported obligations, shall be held  in  the
     experience stabilization fund, will be relected  in
     the  calculation of the renewal rate for succeeding
     Contract  Terms and/or may be used  to  offset  the
     additional   cost   of   increased   Benefits   for
     succeeding Contract Terms. In no event, however, shall this excess or any part of it be returned to Northrop Grumman Corporation in a cash transaction and any such excess remaining upon termination of the program shall remain with Delta.

3.5  This Contract is not in effect until Delta receives
     the Initial Dues from Northrop Grumman Corporation.
     Northrop   Grumman  Corporation   agrees   to   pay
     subsequent   Dues  to  Delta  on  or   before   the
     tenth (10th) day of each month thereafter.

3.6  If   this   Contract  terminates  for  any  reason,
     Northrop Grumman Corporation agrees to pay all Dues earned by Delta but unpaid by Northrop Grumman
     Corporation.

3.7  Except  as  provided  in  the  next  paragraph,  an
     agreement   between  Delta  and  Northrop   Grumman
     Corporation is required to change Northrop  Grumman
     Corporation Dues rate during a Contract Term.

3.8 During a Contract Term, if any government agency imposes any new tax on Delta based on the amount of Dues payable or the number of persons covered under this Contract, or if the rate of any existing tax on the amount of Dues or the number of persons covered under this Contract increases, the Dues stated in this Article will increase by the amount of any such new or increased tax(es).

3.9  If  Delta  or Northrop Grumman Corporation discover
     clerical  errors  or  delays regarding  eligibility
     data, Dues and eligibility will be adjusted for all
     affected months of the current Contract Term.
ARTICLE   4   --  BENEFITS  PROVIDED;  LIMITATIONS   AND
EXCLUSIONS

4.1  Subject to the limitations and exclusions set forth
     below,  the  following services are  Benefits  when
     they  are  provided by a Dentist and when they  are
     necessary  and  customary  as  determined  by   the
     standards of generally accepted dental practice.

4.2 DIAGNOSTIC AND PREVENTIVE BENEFITS. Delta agrees to satisfy the applicable percentage shown in Appendix A of the Dentist's Usual, Customary, and
     Reasonable fees or of the Fees Actually Charged, whichever is less, for the following Diagnostic and Preventive Benefits:

                    Diagnostic -   oral examinations
                                   x-rays
                                   diagnostic casts
                                           biopsy/tissue
                    examination
                                    emergency palliative
                    treatment
                                              specialist
                    consultation

                    Preventive       -          Cleaning
                    (prophylaxis)
                                    topical  application
                    of fluoride solution
                                   space maintainers


4.3  BASIC  BENEFITS.   Delta  agrees  to  satisfy   the
     applicable percentage shown in Appendix A of the Dentist's Usual, Customary, and Reasonable fees or of the Fees Actually Charged, whichever is less, for the following Basic Benefits:

                         Oral Surgery   -    extractions
                         and   certain  other   surgical
                         procedures,           including
                         preoperative  and postoperative
                         care

                         Restorative     -      amalgam,
                         synthetic porcelain and plastic
                         restorations   (fillings)   for
                         treatment  of  carious  lesions
                         (visible  destruction  of  hard
                         tooth structure resulting  from
                         the process of tooth decay)

                         Endodontic      -     treatment
                         of the tooth pulp

                         Periodontic     -     treatment
                         of  gums  and bones  supporting
                         teeth

                         Sealants        -    topically-
                         applied  acrylic,  plastic,  or
                         composite material used to seal
                         developmental grooves and  pits
                         in  teeth  for the  purpose  of
                         preventing dental decay

4.4  LIMITATION ON BASIC BENEFITS:

     Procedures  for  removal  of  stitches   or   post-
     operative examination are not provided.

4.5  CROWNS,   JACKETS,   INLAYS,   ONLAYS,   AND   CAST
     RESTORATIONS.    Delta  agrees   to   satisfy   the
     applicable percentage shown on Appendix A of the Dentist's Usual, Customary, and Reasonable fees or of the Fees Actually Charged, whichever is less, for the following Crowns, Jackets, Inlays, Onlays, and Cast Restorations Benefits:

     Crowns,   Jackets,   Inlays,   Onlays,   and   Cast
     Restorations  for  treatment  of  carious   lesions
     (visible   destruction  of  hard  tooth   structure
     resulting  from the process of dental decay)  which
     cannot   be   restored   with  amalgam,   synthetic
     porcelain, or plastic restorations.

4.6 PROSTHODONTIC BENEFITS. Delta agrees to satisfy the applicable percentage shown on Appendix A of the Dentist's Usual, Customary, and Reasonable fees or of the Fees Actually Charged, whichever is less, for the following Prosthodontic Benefits:

     Procedures for construction or repair of fixed bridges, partial or complete dentures.

4.7  LIMITATIONS ON PROSTHODONTIC BENEFITS:

     Applicable   only   to  dependents   of   Executive
     employees:

     A  patient shall be eligible for the replacement of
     prosthodontic   appliances  only   following   such
     patient's continuous enrollment under this Contract for a period of twelve (12) months. This waiting period shall be waived for patients who have satisfied the waiting period under the previous dental plan.

4.8  ORTHODONTIC  BENEFITS.   Delta  agrees  to  provide
     Orthodontic   Benefits  in  accordance   with   the
     Orthodontic  Benefit  Rider  attached   hereto   as
     Appendix C.


4.9  EXCLUSIONS:   The   following  services   are   not
     Benefits:

          (a) Services for injuries or conditions which are covered under Workers' Compensation or Employer's Liability Laws.

          (b)    Services  which  are  provided  to  the
          Eligible  Person  by  any  Federal  or   State
          Government Agency or are provided without cost to the Eligible Person by any municipality, county or other political subdivision, except as provided in California Health and Safety
          Code Section 1373(a).

          (c) Treatment by someone other than a Dentist or physician, except where performed by a duly qualified technician under the direction of a Dentist or physician.

          (d)   Services  or  supplies with  respect  to
          cosmetic  surgery  or  dentistry  for   purely
          cosmetic reasons.

          (e) Training in or supplies used for dietary counseling, oral hygiene or plaque control.

          (f) Procedures, restorations, and appliances to increase vertical dimension or to restore occlusion.

          (g) Services and supplies in connection with injury caused by war whether declared or not, or by international armed conflict.

          (h)  Services and supplies furnished in a U.S.
          Government hospital; which the person would not be required to pay if there were no dental program.

          (i) Benefits to which a dependent is entitled as an employee or former employee of Northrop
          Grumman Corporation.

          (j)    Prosthetic  services  or   any   Single
          Procedure started prior to the date the person became eligible for such services under this program.


          (k)     Specialized    techniques    involving
          precision   attachments,  personalization   or
          characterization and additional charges for adjustments within 6 months for installation of prosthetic appliances.

          (l)    Orthodontic  services   (treatment   of
          malalignment of teeth and/or jaws), except those services provided in accordance with the Orthodontic Benefit Rider attached hereto as Appendix C.

4.10 An agreement between Northrop Grumman Corporation and Delta is required to change Benefits during a Contract Term.

ARTICLE 5 -- DEDUCTIBLES & MAXIMUM AMOUNTS

5.1  Each  Eligible  Person must satisfy the  amount  as
     shown  in Appendix A ("deductible amount") of  fees
     for  services  which are Benefits  received  by  an
     Eligible  Person during the term of  this  Contract
     and  otherwise  covered  by  this  Contract.   Such
     deductible  amount will not exceed  the  amount  as
     shown in Appendix A for all Eligible Persons  in  a
     single  family, consisting of an Eligible  Employee
     and  their Eligible Dependents, as defined.   Delta
     will  compute  these fees based  on  the  Dentist's
     Usual, Customary, and Reasonable fees.

5.2 Such deductible amounts shall apply once each plan year (July 1 - June 30) or portion thereof during which the patient is continuously eligible under the Contract.

5.3  Eligible  husband and wife both covered as Eligible
     Employees of Northrop Grumman Corporation will be allowed to satisfy the deductible as a combined deductible.

5.4 The maximum amount Delta will pay for Diagnostic and Preventive, Basic, Crowns, Jackets, Inlays,
     Onlays,  and  Cast  Restorations and  Prosthodontic
     Benefits provided to any one person in any plan year (July 1 - June 30) shall be the amount shown in Appendix A.

ARTICLE 6 -- COORDINATION OF BENEFITS:

6.1  If  a  group  insurance policy or any  other  group
     health  benefits program, including  another  Delta
     program,  entitles  a  person  to  receive  or   be
     reimbursed  for  the cost of dental services  which
     are  also Benefits under this program, and if  this
     program  is  "primary" under  the  rules  described
     below, Delta will provide Benefits as if the  other
     program  did  not exist.  If the other  program  is
     "primary"  under  these  rules,  then  Delta   will
     provide Benefits under this program only to the extent that the other program does not fully provide the dental services.

6.2 If the other program mainly covers services or expenses other than dental care, this program is "primary". Otherwise, Delta will use the following rules to determine which program is "primary":

          (a)   The  program which covers the person  as
          other  than  a dependent is primary  over  the
          program   which  covers  the   person   as   a
          dependent, with the following exception:

                           If  the  person  is  also   a
               Medicare Beneficiary and Medicare is:

                                         (i)   secondary
                         to  the  program  covering  the
                         person as a dependent; and

                                         (ii) primary to
                         the program covering the person
                         as  other than a dependent (for
                         example, a retired employee),

                           then  the  Benefits  of   the
               program   covering  the   person   as   a
               dependent   are  determined  before   the
               Benefits of the program covering the person as other than a dependent.

          (b) The program which covers a child as a dependent of a parent whose birthday occurs earlier in a calendar year is primary over the program which covers a child as a dependent of a parent whose birthday occurs later in a calendar year (except for a dependent child whose parents are separated or divorced as described in (c) below).

          (c) In the case of a dependent child whose parents are legally separated or divorced:

                          (i)        If the parent  with
                    custody   has  not  remarried,   the
                    program which covers the child as  a
                    dependent of the parent with custody
                    is  primary over the  program  which
                    covers  the child as a dependent  of
                    the parent without custody.

                          (ii)       If the parent  with
                    custody  has remarried, the  program
                    which   covers  the   child   as   a
                    dependent of the parent with custody
                    is  primary  over the program  which
                    covers  the child as a dependent  of
                    the  step-parent,  and  the  program
                    which   covers  the   child   as   a
                    dependent  of  the  step-parent   is
                    primary  over the policy or  program
                    which   covers  the   child   as   a
                    dependent  of  the  parent   without
                    custody.

                          (iii)     If there is a  court
                    decree  that  establishes  financial
                    responsibility  for dental  services
                    which   are   Benefits  under   this
                    program,  then  notwithstanding  (i)
                    and  (ii), the program which  covers
                    the  child  as  a dependent  of  the
                    parent     with    such    financial
                    responsibility is primary  over  any
                    other   program  which  covers   the
                    child.

6.3 The Benefits of a program covering a laid-off or retired employee (or dependent of such person) shall be determined after the Benefits of any other program covering such person as an employee.

6.4 If a person whose coverage is provided under federal or state law requiring continuation is covered under more than one program, Benefit order shall be determined as follows:

                     (a)   The  Benefits of the  program
               covering the person as an employee or dependent shall be primary.

                    (b)  The Benefits under continuation
               coverage shall be secondary.

6.5 If the primary program cannot be determined by the rules described in this Article 6, the program which has covered the person longer shall be primary.

6.6  An  Eligible  Person will provide  Delta  with  any
     information  about  the person that  is  needed  to
     administer this Article, and Delta may release  any
     information to or obtain any information  from  any
     insurance company or other organization in order to
     coordinate  the  Benefits of  an  Eligible  Person.
     Delta in its sole discretion will determine whether
     any  reimbursement  is warranted  to  an  insurance
     company or other organization under this provision,
     and  it is agreed that any such reimbursement  paid
     by  Delta  will  be Benefits under  this  Contract.
     Delta  has  the right to recover the value  of  any
     Benefits   provided  by  Delta  which  exceed   its
     obligations under the terms of this provision from a Participating Dentist, Eligible Person, insurance company or other organization, as Delta chooses.

ARTICLE  7 -- CONDITIONS UNDER WHICH DELTA WILL  PROVIDE
BENEFITS

7.1 Benefits, unless otherwise provided in Article 4, are available from the Eligibility Date of an Eligible Person.

7.2 An Eligible Person may choose the services of any licensed Dentist, but neither Delta nor Northrop
     Grumman Corporation guarantees the availability of any particular Dentist.

7.3  Before Delta is obligated to approve and/or satisfy
     any  claims under this Contract, Delta is  entitled
     to  receive,  to  such extent as  is  lawful,  such
     information  and records relating to attendance  to
     or  examination  of  or treatment  provided  to  an
     Eligible  Person  from any attending  or  examining
     Dentist,  or  from hospitals in which  a  Dentist's
     care  is  provided,  as  may  be  required  in  the
     administration of such claims, or to  require  that
     an   Eligible  Person  be  examined  by  a   dental
     consultant retained by Delta in or near his or  her
     community or residence.  Delta agrees in every case
     to   hold   such   information   and   records   as
     confidential.

7.4  The  amounts  payable  by  Delta  with  respect  to
     services  provided  by  a  Dentist  who  is  not  a
     Participating   Dentist  shall   not   exceed   the
     applicable percentage herein specified of the fees charged, or of the Prevailing Fee, whichever is less.

7.5  Delta will pay a Participating Dentist directly for
     services   provided  by  that  Dentist.   CONTRACTS
     BETWEEN   DELTA  AND  ITS  PARTICIPATING   DENTISTS
     PROVIDE  THAT, IN THE EVENT DELTA FAILS TO PAY  THE
     DENTIST,  THE  ELIGIBLE PERSON  WILL  NOT  OWE  THE
     DENTIST FOR ANY SUMS OWED BY DELTA.

7.6 Delta will pay an Eligible Person directly for services provided by a Dentist who is not a Participating Dentist, and those payments are not assignable. IN THE EVENT DELTA FAILS TO PAY THE
     DENTIST  WHO  HAS NOT CONTRACTED WITH  DELTA  AS  A
     PARTICIPATING DENTIST, THE ELIGIBLE PERSON  MAY  BE
     LIABLE TO THE DENTIST FOR THE COST OF SERVICE.

7.7  Delta is not obligated to pay claims submitted more
     than six (6) months after the date the service  was
     provided.    If  a  claim  is  denied   because   a
     Participating   Dentist  failed  to   make   timely
     submission, the Eligible Person does not owe that Dentist the amount which would have been payable by Delta, provided that the Eligible Person advised the Dentist of his or her eligibility for Benefits at the time of treatment.

7.8 Delta, with the assistance of Participating Plans, will give each Participating Dentist, and any other
     Dentist or Eligible Person on request, a standard form to make a claim for payment for services covered by this Contract. In order to make a claim for payment, such form, completed by the Dentist who provided the services and by the Eligible
     Person (or the patient's parent or guardian if such patient is a minor) must be submitted to Delta at the address on the form.

7.9  Delta  agrees to notify the Eligible Person if  any
     services  submitted on a claim under the  preceding
     paragraph are denied coverage as Benefits, in whole
     or  in  part, stating the reason(s) for the denial.
     Within  sixty  (60)  days  after  receipt  of  such
     notice,  the  Eligible Person may  make  a  written
     request  for  review of such denial.  Such  request
     for  review  must be addressed to Delta,  P.O.  Box
     7736,  San  Francisco, California 94120,  Telephone
     (415)   972-8300,   Attention:   Benefit   Services
     Department.  Such request for review must state the
     reason(s) why the Eligible Person believes that the
     denial  of the claim was in error and must  request
     any  pertinent documents which they wish to review.
     Delta's  Benefit Services Department  will  make  a
     full  and fair review of the claim.  If the  review
     involves  a  determination as  to  the  quality  of
     services  provided or the appropriateness  of  fees
     charged, and the matter cannot be resolved by Delta
     to  the  satisfaction of the claimant,  the  review
     will be referred to a peer review committee of  the
     appropriate  dental  society or  association  which
     will  accept jurisdiction, and Delta agrees  to  be
     bound   by   the  decision  of  that  peer   review
     committee. Unless the review is referred to a peer review committee or other unusual circumstances arise, Delta agrees to provide a decision on a request for review to the Eligible Person in writing within 120 days after Delta receives the request for review.

7.10 The  Benefits which Delta provides are  limited  to
     the  applicable  percentages of Dentist's  fees  or
     allowances   specified  in  Article  4.    Northrop
     Grumman Corporation requires the Eligible Person to
     pay the balance of any such fee or allowance, known
     as the "Patient Copayment",  as a method of sharing
     the  costs  of  providing dental  Benefits  between
     Northrop  Grumman Corporation and Eligible Persons.
     If  the  dentist discounts, waives or  rebates  any
     portion  of  the Patient Copayment to the  Eligible
     Person,   Delta  only  provides  as  Benefits   the
     applicable percentages of the Dentist's fees or allowances reduced by the amount that such fees or allowances are discounted, waived or rebated.
ARTICLE 8 -- OTHER DELTA OBLIGATIONS

8.1  Delta  shall  encourage Participating  Dentists  to
     submit  a  standardized Attending Dentist Statement
     (ADS)   before  providing  service,   showing   the
     patient's dental needs and the treatment necessary in the professional judgement of the Dentist.

     Delta  shall predetermine, from the ADS  and  other
     data,  what  would  be  payable  by  Delta  and  an
     Eligible Person for the proposed services under the
     terms   of   this  program  as  of  the   date   of
     predetermination.

     Such   predetermination  shall  not  constitute   a
     guaranty or authorization of Benefits under this Contract, and any actual payments by Delta will depend on the patient's eligibility and remaining annual maximum when completed services are reported by Delta.

     Delta shall advise Participating Dentists to notify the patient of all information provided by Delta in the predetermination.

8.2  A  Dentist  may file an Attending Dentist Statement
     before  treatment,  showing  the  services  to   be
     provided   to  an  Eligible  Person.  Delta   shall
     predetermine  the amount of Benefits payable  under
     this    Contract    for   the   listed    services.
     Predeterminations are valid for sixty (60) days from the date of the predetermination but not longer than the Contract's term nor beyond the date the patient's eligibility ends.

8.3 Delta will not make any payment for services provided to a patient who is not an Eligible Person under this Contract when the service is provided.
     Northrop  Grumman Corporation agrees  to  reimburse
     Delta for any erroneous payments made as a result of incorrect eligibility reporting by Northrop
     Grumman Corporation.

8.4  Delta  will  provide  professional  review  of  the
     adequacy   of  service  provided  by  Participating
     Dentists.

8.5  Delta   agrees  to  furnish  to  Northrop   Grumman
     Corporation on July 1, 1995 and at reasonable times
     thereafter,  a directory of Participating  Dentists
     who  have  agreed to provide the services described
     in  this  Contract.   It  is  understood  that  the
     Dentists  listed in that directory may change  from
     time to time and Delta reserves the right to update
     the  directory  without prior  notice  to  Northrop
     Grumman Corporation.  However, Delta agrees to give
     notice  to  Northrop Grumman Corporation  within  a
     reasonable  time  of  any  Participating  Dentist's
     termination or breach of contract, or inability  to
     perform, which will materially and adversely affect
     Northrop  Grumman Corporation.  Current information
     concerning the Participating Dentist status of  any
     Dentist  may be obtained by telephoning  the  Delta
     Membership and Fee Listing Department at (415) 972-
     8300.   The  Dentists providing or  contracting  to
     provide  dental  services under this  Contract  are
     solely  responsible for those dental services,  and
     in   no   case  will  Delta  or  Northrop   Grumman
     Corporation be liable for any act or omission by such Dentists, their agents or employees.

8.6  Delta   agrees   to   give  to   Northrop   Grumman
     Corporation,   and  Northrop  Grumman   Corporation
     agrees to make available to each Eligible Employee, an evidence of coverage summarizing the Benefits to which the employee is entitled and other provisions of this Contract. If an amendment to this Contract materially affects any Benefits described in such evidence of coverage, Delta will issue a corrected evidence of coverage, rider or inserts.

ARTICLE 9 -- TERMINATION AND RENEWAL

9.1 This Contract may be terminated for the following causes:

          (a) By Delta, if Northrop Grumman Corporation fails (1) to give Delta a list of all Eligible
          Employees,  as  required under Article  2,  or
          (2)  to  permit  the  inspection  of  Northrop
          Grumman Corporation's records as called for under Article 2, or (3) to pay Dues, in the amounts and manner required in Article 3, provided Northrop Grumman Corporation has been duly notified of such failure and at least fifteen (15) days have elapsed since the date of notification.

          (b)  By either Northrop Grumman Corporation or
          Delta, upon expiration of a Contract Term.

9.2  If  Delta  terminates this Contract under paragraph
     9.1(a), all Benefits end and Delta is released from
     all further obligations of this Contract, effective
     the last day of the month in which notice is given.
     Northrop Grumman Corporation will remain liable  to
     Delta  for  the  greater of: (1)  the  unpaid  Dues
     applicable  for  the period this  Contract  was  in
     effect  before termination; or (2) the full  amount
     of   all  Attending  Dentist  Statements  paid   or
     otherwise  discharged  by Delta  pursuant  to  this
     Contract, plus 8.22% of such amount as provided  in
     paragraph  3.1,  less  amounts  actually  paid   by
     Northrop Grumman Corporation to Delta.

9.3  A  party choosing to terminate this Contract at the
     end  of  a Contract Term must give at least  ninety
     (90)  days  written  notice of termination  to  the
     other   party.   If  Delta  wants  to  change   the
     administration   or  Benefits  effective   at   the
     beginning  of  the next Contract Term,  Delta  will
     give  at  least  ninety (90) days' advance  written
     notice   of   such  changes  to  Northrop   Grumman
     Corporation.  Such an advance notice will have  the
     effect of a notice of termination as of the end  of
     the   Contract   Term,  unless   Northrop   Grumman
     Corporation agrees to the new Contract provisions.


9.4 If Northrop Grumman Corporation notifies Delta in writing of its intention to terminate this Contract as of any date other than the end of the Contract
     Term, such notice will be treated as a failure to pay Dues, and such notice will constitute a waiver of the notification and billing required of Delta by Paragraph 9.1(a)(3).

9.5 If an Eligible Person believes that this Contract, or coverage hereunder, has been terminated or not renewed due to their health status or requirements for health care services, they may request a review by the California Commissioner of Corporations under California Health and Safety Code Section
     1365(b).

9.6  If this Contract is terminated for any cause, Delta
     is not required to predetermine services beyond the
     termination  date  or to pay for services  provided
     after   such  termination  date,  except  for   the
     completion of Single Procedures begun while this Contract was in effect which are otherwise Benefits under this Contract.

9.7  If  at  the  end of the Contract, Northrop  Grumman
     Corporation has paid Dues to Delta applicable to a time period after the termination date, Delta will return a portion of Dues to Northrop Grumman
     Corporation together with the amount due on claims, if any, less any amounts due to Delta within thirty
     (30) days after termination.

9.8 Within 30 days after the end of this Contract, Delta will return to Northrop Grumman Corporation any Dues paid which are applicable to a time period after the termination date, together with amounts due on claims, if any, less any amounts due to Delta.

9.9 If Delta accepts the proper amount of Dues, after termination of this Contract and without requiring a new application, that acceptance will reinstate the Contract as though never terminated, unless
     Delta, within five (5) business days after it receives such payment, either (1) refunds the payment so made or (2) issues to Northrop Grumman
     Corporation a new Contract accompanied by written notice stating clearly those respects in which the new Contract differs from the terminated Contract in Benefits, coverage, or otherwise.

9.10 All Benefits end for all Eligible Persons when this
     Contract   ends,   and  Delta  will   not   provide
     continuation of Benefits to such persons in that event.

9.11 Delta  must notify Northrop Grumman Corporation  in
     writing of any termination by Delta under paragraph
     9.1,   and   Northrop  Grumman  Corporation   shall
     promptly mail a copy of such notice to each Eligible Employee and provide Delta with proof of mailing and date thereof.
ARTICLE 10 -- CONTINUED COVERAGE OPTION

10.1             For   purposes  of  this  Option,   the
          following are "Qualifying Events":

                     (a)   Termination  of  an  Eligible
               Employee's   employment   with   Northrop
               Grumman Corporation (for other than gross misconduct), or a reduction in the number of hours worked by the Eligible Employee.

                    (b)  Death of an Eligible Employee.

                     (c)   Divorce  or legal  separation
               from the Eligible Employee.

                     (d)   An Eligible Employee becoming
               entitled to Medicare benefits.

                     (e)   A dependent child ceasing  to
               meet the description of dependent child.

                     (f)  Northrop Grumman Corporation's
               federal  Chapter 11 bankruptcy proceeding
               which (within one year before or one year
               after   Northrop  Grumman   Corporation's
               bankruptcy  filing) causes a  substantial
               elimination  of  coverage  of  a  retired
               Eligible  Employee  (who  retired  on  or
               before    the    date   of    substantial
               elimination  of  coverage),  or  of   the
               Eligible Dependents of a retired Eligible
               Employee.

10.2            Eligible  Persons whose  coverage  under
          this    program   ends   due   to   Qualifying
          Event 10.1(a) may choose to continue coverage for eighteen (18) months following the month in which the Qualifying Event occurs.

10.3            If  there  is a determination  that  the
          Eligible Person was disabled under Title II or
          Title  XVI of the Social Security Act  at  the
          time  Qualifying Event 10.1 (a) occurred,  the
          Eligible   Person  may  choose   to   continue
          coverage  under this program for  a  total  of
          twenty-nine (29) months following the month in
          which  the  Qualifying Event occurred.   Delta
          must  receive  notice  of  that  determination
          during  the original eighteen (18) months  and
          within  sixty (60) days after the date of  the
          determination.   This extended coverage  based
          on  disability terminates on the first day  of
          the  month  that begins more than thirty  (30)
          days after the date of the final determination that the person is no longer disabled.

10.4             Eligible   Dependents  who  choose   to
          continue  their coverage based  on  Qualifying
          Event 10.1(a), described above, and for whom a
          second  Qualifying Event [but not  10.1(a)  or
          (f)]  occurs  within the period  of  continued
          coverage may choose to continue their coverage
          for   a  maximum  of  thirty-six  (36)  months
          following   the  month  in  which  the   first
          Qualifying Event occurred [in the case of a second Qualifying Event described in 10.1(b),
          (c),  or  (e)], or for a maximum of thirty-six
          (36) months following the month in which the second Qualifying Event occurred [in the case of the Qualifying Event 10.1(d)].

10.5            Eligible Dependents whose coverage under
          this    program   ends   due   to   Qualifying
          Events 10.1(b), (c), (d), or (e), may choose to continue their coverage for thirty-six
          (36) months following the month in which the Qualifying Event occurs.

10.6            Eligible  Persons whose  coverage  under
          this    program   ends   due   to   Qualifying
          Event  10.1(f)  may choose to  continue  their
          coverage until death (in the case of a retired
          Eligible    Employee),   or   for   thirty-six
          (36) months after the date of death of the retired Eligible Employee (in the case of Eligible Dependents of a retired Eligible
          Employee).

10.7            Continued coverage can be chosen only by
          notice to Northrop Grumman Corporation,  which
          must  be  given no later than sixty (60)  days
          after a termination of coverage by reason of a
          Qualifying  Event, or within sixty  (60)  days
          after  the Eligible Person receives  a  notice
          from Northrop Grumman Corporation about his or
          her  rights  to continued coverage because  of
          the particular Qualifying Event, whichever  is
          later.   Persons  for whom a Qualifying  Event
          described in 10.1(c) or (e) occurs must report it to Northrop Grumman Corporation within sixty (60) days, or lose their right to choose continued coverage.

10.8            Continued  coverage chosen by  a  person
          under  this Article is effective on the  first
          day  of  the  month following  the  applicable
          Qualifying  Event  described  above.  However,
          Benefits   are  not  available  to  a   person
          choosing   continuing  coverage  until   Delta
          receives   the  data  about  such  person   as
          required hereunder, along with all premiums then due for such person. Delta will not, in any event, make Benefits available hereunder with respect to any person for whom Delta does not receive such information and Premiums within sixty (60) days after the date such person is required under this Option to notify
          Northrop Grumman Corporation of his or her election.

10.9 Continued coverage will be the same as the coverage for similarly situated Eligible
          Persons under this Contract, and if coverage is modified for such Eligible Persons coverage for persons having continued coverage will be modified at the same time and in the same manner.

10.10 A person's continued coverage chosen under this Article will end on the last day of the month in which any of the following events first occurs:

                      (a)    The   period  of  continued
               coverage  specified in  Paragraphs  10.2,
               10.3, 10.4, or 10.5 ends.

                    (b)  This Contract ends.

                     (c)   Northrop Grumman  Corporation
               fails to pay Dues for the person as required by Article 3 of this Contract.

                      (d)   The  person  with  continued
               coverage   becomes  covered  for   dental
               Benefits under another group health  plan
               (as  an employee or otherwise) which does
               not  contain any exclusion or  limitation
               with    respect   to   any   pre-existing
               condition of such person covered under this program.

                    (e)  The person becomes eligible for
               Medicare benefits.

10.11 Once continued coverage under this Option ends, it cannot be reinstated.

ARTICLE 11 -- GENERAL PROVISIONS

11.1 No agent has authority to change this Contract or waive any of its provisions. No change in this Contract is valid unless approved by an executive officer of Delta and included in this Contract by written amendment.

11.2 Any  dispute  arising out of or  relating  to  this
     Contract  or  its  breach between Northrop  Grumman
     Corporation, Delta, a Participating Dentist, and an
     Eligible  Person,  or  any of them,  including  any
     disagreement  with  a claim determination  made  by
     Delta  after  exhaustion of  the  review  procedure
     outlined  in  Article 6 of this Contract,  will  be
     settled  by  arbitration  in  accordance  with  the
     Commercial   Arbitration  Rules  of  the   American
     Arbitration Association ("AAA").  Any  party  to  a
     dispute, including an Eligible Person, may initiate
     arbitration  by written notice to each other  party
     to such dispute, stating the intention to arbitrate
     and  describing  the  nature of  the  dispute,  the
     amount involved, if any, and the remedy sought, and
     by  filing  two  copies  of such  notice  with  the
     American Arbitration Association Regional Office at
     the   nearest  metropolitan  area  to   the   party
     initiating arbitration.

11.3 The provisions of this Contract are severable.   If
     any portion of this Contract or any Amendment of it
     is determined to be illegal, void, or unenforceable
     by   any  arbitrator,  court,  or  other  competent
     authority, all other provisions of this Contract will remain in effect.

11.4 The  parties agree that all questions regarding the
     interpretation or enforcement of this Contract  are
     governed  by  the laws of the State of  California,
     where  the Contract was entered into and is  to  be
     performed.  Delta is subject to the requirements of
     Chapter 2.2 of Division 2 of the California  Health
     and Safety Code and of Subchapter 5.5 of Chapter  3
     of  Title 10 of the California Administrative Code.
     Any provisions required to be in the Contract by those laws bind Delta whether or not stated in this Contract.

11.5 Delta  and  Northrop Grumman Corporation  agree  to
     consult   each  other  to  the  extent   reasonably
     practical  concerning  all materials  published  or
     distributed  relating  to this  Contract.   Neither
     Delta nor Northrop Grumman Corporation will publish or distribute materials which are contrary to the terms of this Contract.

11.6 Delta  and  Northrop Grumman Corporation  agree  to
     permit  and encourage the professional relationship
     between   Dentist  and  patient  to  be  maintained
     without interference.

11.7 Any notice under this Contract will be sufficient if given by either Northrop Grumman Corporation or Delta to the other or, in the case of Northrop
     Grumman Corporation, to its Group Representative at the addresses below:

               For the Group:

               Benefits Administrator
               William M. Mercer, Incorporated
               777 South Figueroa Street
               Los Angeles, CA  900179

               For Delta:

               P.O. Box 7736
               San Francisco, CA  94120
     Such  notice  will  be effective  forty-eight  (48)
     hours after deposit in the United States mail with postage fully prepaid thereon.

              NORTHROP GRUMMAN CORPORATION


               BY:______________________





            DELTA DENTAL PLAN OF CALIFORNIA

1


                             BY:



                             Chairman of the Board


                             and

2



                             BY:


                             Vice President
                             Underwriting, Actuarial and
               Research

                             DATE: February 12, 1996


                       Appendix B

                   PROCEDURE NUMBERS

Procedure Number              Procedure

00100-00999 -- DIAGNOSTIC

Clinical oral examinations

00110          Initial oral examination
00120          Periodic oral examination
00130          Emergency oral examination

Radiographs

00210           Intraoral  -- complete series (including
          bitewings)
00220          Intraoral -- periapical -- first film
00230            Intraoral   --   periapical   --   each
          additional film
00240          Intraoral -- occlusal film
00250          Extraoral -- first film
00260          Extraoral -- each additional film
00270          Bitewings -- single film
00272          Bitewings -- two films
00273          Bitewings -- three films
00274          Bitewings -- four films
00330          Panoramic film
00340          Cephalometric film

Tests and laboratory examinations

00470          Diagnostic casts
00501          Histopathologic examinations

01000-01999 -- PREVENTIVE

Dental prophylaxis

01110          Prophylaxis -- adult
01120          Prophylaxis -- child to age 14

Topical fluoride treatment (office procedure)

01201             Topical    application   of   fluoride
          (including prophylaxis) -- child to age  14
01205             Topical    application   of   fluoride
          (including prophylaxis) -- adult
01203             Topical    application   of   fluoride
          (excluding prophylaxis) -- child to age 14
01204             Topical    application   of   fluoride
          (excluding prophylaxis) -- adult






Space maintenance (passive appliances)

01510          Space maintainer -- fixed unilateral
01515          Space maintainer -- fixed bilateral
01520          Space maintainer -- removable unilateral
01525          Space maintainer -- removable bilateral


02000-02999 -- RESTORATIVE

Amalgam restorations (including polishing)

02110          Amalgam -- one surface, primary
02120          Amalgam -- two surfaces, primary
02130          Amalgam -- three surfaces, primary
02131          Amalgam -- four or more surfaces, primary
02140          Amalgam -- one surface, permanent
02150          Amalgam -- two surfaces, permanent
02160          Amalgam -- three surfaces, permanent
02161            Amalgam   --  four  or  more  surfaces,
          permanent

Silicate restorations

02210          Silicate cement -- per restoration

Filled or unfilled resin restorations

02330          Resin -- anterior
02335            Resin  --  four  or  more  surfaces  or
          involving incisal angle (anterior)
02380            Resin  --  one  surface,  posterior  --
          primary
02381           Resin  --  two  surfaces,  posterior  --
          primary
02382              Resin     --    three     or     more
          surfaces,posterior, primary
02385            Resin  --  one  surface,  posterior  --
          permanent
02386           Resin  --  two  surfaces,  posterior  --
          permanent
02387            Resin   --   three  or  more  surfaces,
          posterior --permanent

Inlay restorations

02510          Inlay -- metallic -- one surface
02520          Inlay -- metallic -- two surfaces
02530          Inlay -- metallic -- three surfaces
02540           Onlay  --  metallic  --  per  tooth  (in
          addition to inlay)
02650           Inlay -- composite/resin -- one surface,
          (laboratory processed)
02651          Inlay -- composite/resin -- two surfaces,
          (laboratory processed)
02652            Inlay   --  composite/resin  --   three
          surfaces, (laboratory processed)

Crowns -- single restoration only

02710          Crown -- resin (laboratory)
02740          Crown -- porcelain/ceramic substrate
02750           Crown  -- porcelain fused to high  noble
          metal
02751          Crown -- porcelain fused to predominantly
          base metal
02752          Crown -- porcelain fused to noble metal
02790          Crown -- full cast high noble metal
02791           Crown  --  full cast predominantly  base
          metal
02792          Crown -- full cast noble metal
02810          Crown -- 3/4 cast metallic

Other restorative services

02910          Recement inlay
02920          Recement crown
02930           Prefabricated stainless steel  crown  --
          primary tooth
02931           Prefabricated stainless steel  crown  --
          permanent tooth
02932          Prefabricated resin crown
02933           Prefabricated stainless steel crown with
          resin window
02950           Crown  buildup (substructure), including
          any pins
02951           Pin  retention -- per tooth, in addition
          to restoration
02952          Cast post and core in addition to crown
02954           Prefabricated post and core in  addition
          to crown
02960          Labial veneer (laminate) -- chairside
02961            Labial   veneer  (resin  laminate)   --
          laboratory
02962           Labial  veneer (porcelain  laminate)  --
          laboratory
02980          Crown repair, by report

Pulp capping

03110           Pulp  cap  --  direct  (excluding  final
          restoration)
03120           Pulp  cap  -- indirect (excluding  final
          restoration)

03000-03999 -- ENDODONTICS

Pulpotomy

03220           Therapeutic  pulpotomy (excluding  final
          restoration)

Root canal therapy (including treatment plan, clinical procedures, and follow-up care)

03310          Root canal therapy -- anterior (excluding
          final restoration)
03320          Root canal therapy -- bicuspid (excluding
          final restoration)
03330           Root  canal therapy -- molar  (excluding
          final restoration)
03350            Apexification/recalcification  --   per
          treatment      visit     (includes      apical
          closure/calcific repair of perforations, root resorption, etc.)

Periapical services

03410            Apicoectomy/periradicular  surgery   --
          anterior
03421            Apicoectomy/periradicular  surgery   --
          bicuspid (first root)
03425            Apicoectomy/periradicular  surgery   --
          molar (first root)
03426           Apicoectomy/periradicular surgery  (each
          additional root), by report
03430            Retrograde  filling  --  per  root,  in
          addition to apicoectomy/ periradicular surgery
03450          Root amputation -- per root

Other endodontic procedures

03920          Hemisection (including any root removal),
          not including root canal therapy

04000-04999 -- PERIODONTICS

Surgical   services   (including   usual   postoperative
services)

04210           Gingivectomy  or  gingivoplasty  --  per
          quadrant
04211           Gingivectomy or gingivoplasty --  single
          tooth
04220            Gingival  curettage,  surgical  --  per
          quadrant, narrative report required
04240           Gingival flap procedure, including  root
          planning -- per quadrant
04249            Crown  lengthening  --  hard  and  soft
          tissue, by report
04250          Mucogingival surgery -- per quadrant
04260           Osseous  surgery (including flap  entry,
          all grafts and closure) -- per quadrant
04268            Guided  tissue  regeneration,  includes
          surgery   and   re-entry,   narrative   report
          required
04270          Pedicle soft tissue graft procedure
04271            Free   soft   tissue  graft   procedure
          (including donor site)

Adjunctive periodontal services

04341          Periodontal root planing - per quadrant

Other periodontal services

04910             Periodontal   maintenance   procedures
          following    active    therapy    (periodontal
          prophylaxis)
04920           Unscheduled dressing change (by  someone
          other than treating dentist), by report


05000-05899 -- PROSTHODONTICS (REMOVABLE)

Complete dentures (including routine postdelivery care)

05110          Complete denture, upper
05120          Complete denture, lower
05130          Immediate denture, upper
05140          Immediate denture, lower

Partial dentures (including routine postdelivery care)

05211           Upper  partial  denture  --  resin  base
          (including any conventional clasps, rests  and
          teeth)
05212           Lower  partial  denture  --  resin  base
          (including any conventional clasps, rests  and
          teeth)
05213           Upper partial denture -- metal base with
          resin   saddles  (including  any  conventional
          clasps, rests and teeth)
05214           Lower partial denture -- metal base with
          resin   saddles  (including  any  conventional
          clasps, rests and teeth)
05281           Removable unilateral partial denture  --
          one    piece   metal   base   casting,   clasp
          attachments -- per unit (including pontics)

Adjustments to dentures

05410          Adjust complete denture -- upper
05411          Adjust complete denture -- lower
05421          Adjust partial denture -- upper
05422          Adjust partial denture -- lower

Repairs to complete dentures

05510          Repair broken complete denture base
05520            Replace  missing  or  broken  teeth  --
          complete denture (each tooth)

Repairs to partial dentures

05610          Repair resin saddle or base
05620          Repair cast framework, by report
05630          Repair or replace broken clasp
05640          Replace broken teeth -- per tooth
05650          Add tooth to existing partial denture
05660          Add clasp to existing partial denture


Denture rebase procedures

05710          Rebase complete upper denture
05711          Rebase complete lower denture
05720          Rebase upper partial denture
05721          Rebase lower partial denture

Denture reline procedures

05730          Reline complete upper denture (chairside)
05731          Reline complete lower denture (chairside)
05740          Reline upper partial denture (chairside)
05741          Reline lower partial denture (chairside)
05750             Reline    complete    upper    denture
          (laboratory)
05751             Reline    complete    lower    denture
          (laboratory)
05760          Reline upper partial denture (laboratory)
05761          Reline lower partial denture (laboratory)

Other removable prosthetic services

05820           Temporary  partial -- stayplate  denture
          (upper)
05821           Temporary  partial -- stayplate  denture
          (lower)
05850          Tissue conditioning, upper -- denture
05851          Tissue conditioning, lower -- denture


06200-06999 -- PROSTHODONTICS, FIXED
(Each abutment and each pontic constitutes a unit in bridge)

Bridge pontics

06210          Pontic -- cast high noble metal
06211          Pontic -- cast predominantly base metal
06212          Pontic -- cast noble metal
06240           Pontic -- porcelain fused to high  noble
          metal
06241             Pontic    --   porcelain   fused    to
          predominantly base metal
06242          Pontic -- porcelain fused to noble metal

Retainers

06520          Inlay -- metallic -- two surfaces
06530           Inlay  --  metallic  --  three  or  more
          surfaces
06540           Onlay  -- metallic per tooth in addition
          to inlay
06545           Retainer  --  cast metal for  acid  etch
          bridge

Bridge retainers -- crowns

06750           Crown  -- porcelain fused to high  noble
          metal
06751          Crown -- porcelain fused to predominantly
          base metal
06752          Crown -- porcelain fused to noble metal
06780          Crown -- 3/4 cast high noble metal
06790          Crown -- full cast high noble metal
06791           Crown  --  full cast predominantly  base
          metal
06792          Crown -- full cast noble metal

Other fixed prosthetic services

06930          Recement bridge
06940          Stress breaker
06970           Cast  post and core addition  to  bridge
          retainer
06972           Prefabricated post and core in  addition
          to bridge retainer
06973           Retainer  crown  buildup  (substructure)
          including any pins
06980          Bridge repair, by report


07000-07999 -- ORAL SURGERY

Extractions -- includes local anesthesia and routine postoperative care

07110          Single tooth
07120          Each additional tooth
07130          Root removal -- exposed roots

Surgical extractions -- includes local anesthesia and routine postoperative care

07210          Surgical removal of erupted tooth
07220          Removal of impacted tooth -- soft tissue
07230           Removal  of impacted tooth --  partially
          bony
07240           Removal  of impacted tooth -- completely
          bony
07250           Surgical removal of residual tooth roots
          (cutting procedure)

Other surgical procedures

07260          Oral antral fistula closure
07270          Tooth reimplantation and/or stabilization
          of  accidentally  evulsed or  displaced  tooth
          and/or alveolus
07272          Tooth transplantation
07281            Surgical   exposure  of   impacted   or
          unerupted tooth to aid eruption
07285          Biopsy of oral tissue -- hard
07286          Biopsy of oral tissue -- soft

Alveoloplasty -- surgical preparation of ridge for dentures

07310            Alveoloplasty   in   conjunction   with
          extractions -- per quadrant
07320           Alveoloplasty  not in  conjunction  with
          extractions -- per quadrant

Vestibuloplasty

07340            Vestibuloplasty  --   ridge   extension
          (secondary epithelialization)
07350            Vestibuloplasty  --   ridge   extension
          (including   soft   tissue   grafts,    muscle
          reattachments,   revision   of   soft   tissue
          attachment and management of hypertrophied and hyperplastic tissue)

Removal of tumors, cysts and neoplasms

07430            Excision  of  benign  tumor  --  lesion
          diameter up to 1.25 cm
07431            Excision  of  benign  tumor  --  lesion
          diameter greater than 1.25 cm
07440           Excision  of malignant tumor  --  lesion
          diameter up to 1.25,     by report
07441           Excision  of malignant tumor  --  lesion
          diameter greater than 1.25 cm, by report
07450           Removal of odontogenic cyst or tumor  --
          lesion diameter up to 1.25 cm
07451           Removal of odontogenic cyst or tumor  --
          lesion diameter greater than 1.25 cm
07460          Removal of nonodontogenic cyst or tumor -
          - lesion diameter up to 1.25 cm
07461          Removal of nonodontogenic cyst or tumor -
          - lesion diameter greater than 1.25 cm
07465           Destruction  of  lesion(s)  by  physical
          methods, by report

Excision of bone tissue

07470            Removal  of  exostosis  --  maxilla  or
          mandible
07480             Partial   ostectomy   (guttering    or
          saucerization), by report
07490           Radical resection of mandible with  bone
          graft, by report

Surgical incision

07510           Incision  and  drainage  of  abscess  --
          intraoral soft tissue
07520           Incision  and  drainage  of  abscess  --
          extraoral soft tissue
07530            Removal  of  foreign  body,   skin   or
          subcutaneous areolar tissue
07540             Removal    of   foreign   bodies    --
          musculoskeletal system
07550          Sequestrectomy for osteomyelitis
07560          Maxillary sinusotomy for removal of tooth
          fragment or foreign body

Treatment of fractures -- simple

07610            Maxilla   --   open  reduction   (teeth
          immobilized if present)
07620            Maxilla  --  closed  reduction   (teeth
          immobilized if present)
07630            Mandible   --  open  reduction   (teeth
          immobilized if present)
07640            Mandible  --  closed  reduction  (teeth
          immobilized if present)
07650           Malar  and/or  zygomatic  arch  --  open
          reduction, by report
07660           Malar  and/or zygomatic arch  --  closed
          reduction, by report
07670           Alveolus -- stabilization of teeth, open
          reduction splinting
07680           Facial  bones  -- complicated  reduction
          with    fixation    and   multiple    surgical
          approaches, by report

Treatment of fractures -- compound
07710          Maxilla -- open reduction
07720          Maxilla -- closed reduction
07730          Mandible -- open reduction
07740          Mandible -- closed reduction
07750           Malar  and/or  zygomatic  arch  --  open
          reduction, by report
07760           Malar  and/or zygomatic arch  --  closed
          reduction, by report
07770           Alveolus -- stabilization of teeth, open
          reduction splinting, by report
07780           Facial  bones  -- complicated  reduction
          with    fixation    and   multiple    surgical
          approaches, by report

Reduction of dislocation and management of other temporomandibular joint dysfunctions

07810          Open reduction of dislocation, by report
07820          Closed reduction of dislocation
07830          Manipulation under anesthesia

Repair of traumatic wounds

07910          Suture of recent small wounds up to 5 cm,
          by report

Complicated suturing (reconstruction requiring delicate handling of tissues and wide undermining for meticulous closure)

07911           Suture  of complex wounds up to 5cm,  by
          report
07912           Suture of complex wounds greater than  5
          cm, by report

Other repair procedures

07960          Frenulectomy (frenectomy or frenotomy) --
          separate procedure
07970           Excision of hyperplastic tissue  --  per
          arch
07971          Excision of pericoronal gingiva
07980          Sialolithotomy
07981          Excision of salivary gland, by report
07982          Sialodochoplasty
07983          Closure of salivary fistula


09000-09999 -- ADJUNCTIVE GENERAL SERVICES

Unclassified treatment

09110            Palliative  (emergency)  treatment   of
          dental pain -- minor procedures

Anesthesia

09211          Regional block anesthesia
09212          Trigeminal division block anesthesia
09220          General anesthesia -- first 30 minutes
09221           General anesthesia -- each additional 15
          minutes

Professional consultation

09310           Special consultation (specialist only --
          separate fee only if patient not treated by consultant) Professional visits

09430           Office  visit  for  observation  (during
          regularly   scheduled  hours)  --   no   other
          services performed
09440          Office visit -- after regularly scheduled
          hours

Drugs

09610          Therapeutic drug injection, by report

Miscellaneous services

09930          Treatment of complications (postsurgical)
          --  unusual  circumstances,  narrative  report
          required
09951          Occlusal adjustment -- limited

                       APPENDIX C

               ORTHODONTIC BENEFIT RIDER

                EFFECTIVE: July 1, 1995


Orthodontic Benefits are available only to persons enrolled in Group #5134-0014 and the Delta Care Plus
Plan, Group #5134-0301.

In  consideration of the payments specified in paragraph
3.1 of the attached Contract, and subject to all of the terms and conditions thereof, except as herein otherwise specified, Delta agrees to provide Orthodontic Benefits to Eligible Persons, as follows:

1.   Orthodontics   are   defined  as   the   procedures
     performed by a licensed Dentist, involving surgical repositioning of the teeth or jaws in whole or in part and/or the use of an active orthodontic appliance and post-treatment retentive appliances for treatment of malalignment of teeth and/or jaws which significantly interferes with their function.

2. Delta will pay or otherwise discharge 50% of the lesser of the Usual, Customary and Reasonable fees or of the fees actually charged for Orthodontics.

3.   The  lifetime maximum amount payable by  Delta  for
     all  Orthodontics rendered to each Eligible  Person
     shall   be  $1,000.00  for  Group  #5134-0014   and
     $2,000.00 for Group #5134-0301, and the limitations on maximum amounts payable during a calendar year, if any, specified in the attached Agreement, shall not apply to Orthodontics.

4.   EXCLUSIONS   AND  LIMITATIONS:   In   addition   to
     Exclusions and Limitations stated in Article IV to the attached Contract, the following exclusions and limitations shall apply to Orthodontic Benefits:

          (a)   The obligation of Delta to make payments
          for  an Orthodontic treatment plan begun prior
          to  the eligibility date of the patient  shall
          commence  with the first payment due following
          the  patient's eligibility date.   The  above-
          mentioned maximum amount payable will apply fully to this and subsequent payments.

          (b)   The obligation of Delta to make payments
          for   Orthodontics  shall  terminate  on   the
          payment due date next following the date the dependent loses eligibility or the employee loses eligibility, or upon termination of treatment for any reason prior to completion of the case, or upon termination of the Contract, whichever shall occur first.

          (c)   Delta  will  not make  any  payment  for
          repair   or   replacement  of  an  Orthodontic
          appliance furnished, in whole or in part, under this Program.

          (d)  X-rays and extraction procedures incident
          to Orthodontics are not covered by Orthodontic
          Benefits,   but  may  be  covered  under   the
          provisions of the attached Contract, subject to all of the terms and provisions thereof.

          (e)  Applicable to Group #5134-0014:
                 An  Eligible  Person  is  eligible  for
          Orthodontic Benefits only after they have been continuously enrolled under this Contract for twelve (12) months.